FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          CAROLINA NATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                            SOUTH CAROLINA 57-1101005
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  (State of incorporation or organization) (I.R.S. Employer Identification No.)

                1350 Main Street, Columbia, South Carolina 29201
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               (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class              Name of each exchange on which
 to be so registered              each class is to be registered

        None
--------------------              -------------------------------

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates:

               N/A         (if applicable)
         -----------------

         Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
--------------------------------------------------------------------------------
                                (Title of class)

Item 1.       Description of Registrant's Securities to be Registered.

         The description of the Registrant's Common Stock is incorporated by reference to the section "Description of Capital Stock" (and the other sections referenced in such section) in the Prospectus contained in Registrant's Registration Statement on Form SB-2 (File No. 333-97397).

Item 2.       Exhibits

         List below all exhibits filed as a part of the registration statement:

Exhibit No.          Description

      1              Articles of Incorporation of Carolina National Corporation*
      2              Bylaws of Carolina National Corporation*
      3              Form of Stock Certificate*
      4              Form of Stock Warrant Agreement**

*Incorporated by reference to Exhibits to Registrant's Registration Statement on Form SB-2 (File No. 333-76512).
**Incorporated by reference to Exhibits to Registrant's Registration Statement on Form SB-2 (File No. 333-97397).


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      CAROLINA NATIONAL CORPORATION
                                      (Registrant)

Date: April 29, 2003                  By:  s/Roger B. Whaley
                                         ---------------------------------------
                                           Roger B. Whaley
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.        Description

      1            Articles of Incorporation of Carolina National Corporation*
      2            Bylaws of Carolina National Corporation*
      3            Form of Stock Certificate*
      4            Form of Stock Warrant Agreement**

*Incorporated by reference to Exhibits to Registrant's Registration Statement on Form SB-2 (File No. 333-76512).
**Incorporated by reference to Exhibits to Registrant's Registration Statement on Form SB-2 (File No. 333-97397).